UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2018

Item 1 – Reports to Stockholders – The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

Aberdeen Global Income Fund, Inc. (FCO)

Annual Report
October 31, 2018

Port of Shanghai

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Global Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.07 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the fiscal year ended October 31, 2018 consisted of 19% net investment income and 81% return of capital.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”), for the fiscal year ended October 31, 2018. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return

For the fiscal year ended October 31, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

1 Year
NAV*	-3.8%
Market Price*	1.3%

*	assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements. For more information on Fund performance, please see page 3 of Report of the Investment Manager and Total Investment Returns (page 5).

NAV and Market Price

The below table represents comparison from current year to prior year of Market Price to NAV and associated Premium / Discount.

	NAV	Closing Market Price	Premium/ (Discount)
10/31/2017	$9.17	$8.96	(2.3%	)
10/31/2018	$7.99	$8.22	2.9%

Throughout the fiscal year ended October 31, 2018, the Fund’s NAV was within a range of $7.99 to $9.36 and the Fund’s market price traded within a range $7.83 to $9.48. Throughout the fiscal year ended October 31, 2018, the Fund’s shares traded within a range of a discount of 7.5% to a premium of 6.1%.

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended October 31, 2018 totaled $0.84 per share. Based on the market price of $8.22 on October 31, 2018, the distribution rate over the twelve-month period ended October 31, 2018 was 10.2%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On November 9, 2018 and December 11, 2018, the Fund announced that it will pay on November 28, 2018 and January 10, 2019, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of November 19, 2018 and December 31, 2018, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

During the fiscal year ended October 31, 2017, the Fund terminated the Australian Qualified Business Unit structure of the Fund, which generated foreign currency losses in 2017 which reduced the taxable income available to support the monthly distributions. Also, a portion of the currency losses realized were deferred and are incorporated into the distribution characterization for the fiscal year ended October 31, 2018.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 0 and 19,539 shares, respectively.

Revolving Credit Facility

The Fund’s $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. The Fund’s outstanding balance as of October 31, 2017 was $31 million on the Revolving Credit Facility. On June 1, 2018, July 17, 2018 and August 8, 2018, the Fund paid down $.5 million, $1 million and $1.4 million, respectively. The Fund’s outstanding balance as of October 31, 2018 was $28.6 million. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (continued)

borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Brexit

The ongoing negotiations surrounding the UK’s exit from the EU (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Fund; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to avoid any disruption on the Fund and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Fund will not be adversely impacted despite our preparations.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com;
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic Review

Global bonds experienced significant bouts of volatility during the 12-month period ended October 31, 2018, as capital outflows from emerging markets quickened due to the U.S. Federal Reserve’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also hiked interest rates, but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Donald Trump reimposed economic sanctions on Iran. Weakness in the Indonesian rupiah, Philippine peso and Indian rupee weighed on total returns in their respective local-currency government bond markets, although Indian bonds recouped losses after oil prices stabilized, inflationary pressures moderated, and the central bank announced more bond-buying through open-market operations. In Sri Lanka, bond markets were hampered by volatile foreign-exchange movements, concerns over the country’s large borrowing needs, and a constitutional crisis after Prime Minister Ranil Wickremesinghe was ousted. Conversely, the ringgit bucked the regional currency sell-off and this aided Malaysian bond market returns, despite concerns over the country’s fiscal deficit. Korean bonds strengthened as domestic growth forecasts were downgraded.

In emerging markets excluding Asia, government bond yields ended mixed over the reporting period. Several central banks were forced to raise interest rates in a bid to halt the run in their currencies on the back of contagion fears stemming from Argentina and Turkey, where bond yields rose sharply. In Turkey, investors were equally unnerved by President Recep Tayyip Erdogan’s increasing interference in monetary policy. Mexico’s central bank also increased rates in an effort to stem the peso’s decline, while investor sentiment was further dented by fears the government would default on the bonds it had issued to finance the Mexico City airport construction, after a referendum voted to cancel the project. Conversely, Brazilian bond yields generally fell during the period as investors welcomed Jair Bolsonaro’s sweeping presidential victory and his market-friendly pledges, which offset initial anxiety over rising inflationary pressures.

Australian bond yields were mixed over the reporting period, with the long end of the yield curve falling and the front end rising. The

Australian market remained relatively defensive, outperforming comparable-duration1 U.S. Treasuries as benign domestic inflation diminished the prospect of policy rate hikes. New Zealand bond yields trended lower over the reporting period. The country ushered in a new government over the 12-month period and revised the central bank’s mandate to include jobs growth in addition to inflation targeting. With economic growth weaker than expected, monetary policymakers maintained their dovish stance. Nonetheless, the Australian and New Zealand dollars’ depreciation weighed on the markets’ performance for the period.

U.S. and European high-yield markets saw marginal gains over the reporting period. Corporate earnings continued to be supported by generally positive economic growth, while default rates remained low. Supply was also lower than that in 2017 as companies, faced with rising borrowing costs, responded by reducing new issuance. However, investor sentiment in the U.S. deteriorated towards the end of the reporting period as trade tensions with China worsened and businesses began to forecast more conservative revenues and profitability in the quarters ahead. Across the Atlantic, tenuous Brexit talks, political tensions in Germany, and jitters over Italy’s proposed budget shook confidence.

Performance review

The Fund returned -3.8% on a net asset value basis performed for the 12-month period ended October 31, 2018, underperforming the -2.4% return of its blended benchmark.2 The Fund’s holdings in Asian local-currency bonds and emerging-market debt weighed on relative performance for the period. Conversely, strategies in global high-yield bonds, as well as Australia and New Zealand bonds, had a positive impact on relative performance.

The Fund’s overweight allocation to global high-yield bonds, bolstered relative performance as the sector strengthened marginally over the reporting period. Security selection in financial, industrial and oil-and-gas bonds was the most positive contributor to the Fund’s relative performance.

The underweight position in the Australian dollar enhanced the Fund’s relative performance for the reporting period, as the currency weakened against the U.S. dollar. The New Zealand dollar also fell declined versus the U.S. dollar; therefore, the Fund’s overweight position in the currency detracted from the relative performance.

[1]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[2]

The Fund’s blended benchmark comprises 10% Bank of America Merrill Lynch (BofA ML) All Maturity Australia Government Index; 25% Bank of America Merrill Lynch Global High Yield Constrained Index (hedged into U.S. dollars); 35% J.P. Morgan EMBI Global Diversified Index; 5% BofA ML New Zealand Government Index; and 25% Markit iBoxx Asia Government Index.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

In Asian local-currency bonds, the underweight to Korean bonds hampered the Fund’s relative performance for the reporting period as the Korean market strengthened. The overweight to the Indian and Sri Lankan rupees also weighed on relative performance as both currencies depreciated against the U.S. dollar. However, the losses were mitigated by the Fund’s positioning in high-yielding Indian and Sri Lankan bonds. The underweight to Philippine bonds also had a positive impact.

The Fund’s overweight allocation to emerging-market debt, which experienced periods of volatility over the reporting period, weighed on the relative performance. The overweight to Argentina was a key detractor from the Fund’s relative performance as the Argentine peso tumbled against the U.S. dollar. However, positive security selection in Argentina contributed to the Fund’s relative performance

The Fund’s use of derivatives had an overall positive impact on performance for the period, adding about 325 basis points to its return, primarily from the use of interest rates swaps that hedge out the increasing cost of leverage as interest rates increases.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Over the 12-month period, the Fund issued total distributions of $0.84 per share.

Outlook

Global events continue to unfold. We now see the possibility of the U.S. Federal Reserve taking a breather in its policy normalization cycle in the second half of 2019. In China, we are mindful of the slowdown in the domestic economy but are encouraged that the authorities appear committed to providing support for the private sector, which may not halt the slowdown but should diminish its magnitude. Furthermore, we would not rule out the possibility of the U.S. and China finding ways to temper the ongoing trade dispute. This could occur in 2019 when the Democratic Party, which secured the takes control of the U.S. House of Representatives, in which it secured a majority in the midterm elections held in early November.

In Australia, we believe that the central bank likely will keep interest rates steady well into 2019 as good gross domestic product (GDP) growth, supported by consumer spending, is being offset by housing-sector weakness and tightening credit conditions. We think that employment growth will add a positive countervailing force to housing weakness, but we do not expect labor conditions to tighten before the end of 2018. We also expect monetary policy in New Zealand to remain accommodative in the near term.

While we think that we may see further pressure on emerging-market currencies and capital flows, we believe that investors have priced in the risks to a large degree, with trade friction and higher oil prices dominating discussions. The overall market’s positioning has also shifted from a short-U.S. dollar stance to one that is long U.S. dollar. At this stage, what investors are not positioned for is a de-escalation of risks, in our view. Some investors already have been forced to unwind their long speculative positions in oil as the demand outlook softens, inventories increase and countries negotiate waivers to the U.S. sanctions on Iran. The resultant sharp correction in the oil price has reduced one of the key risks for many Asian economies, while providing support for oil-importing nations such as India and Indonesia. This backdrop, along with the prospect of a high-level meeting between U.S. President Trump and his Chinese counterpart Xi Jinping, have allowed regional currencies to stabilize somewhat.

Asia-Pacific economies generally have healthy external trade balances and solid foreign-currency reserves, while institutional frameworks are noticeably more robust than a decade ago. Elsewhere, we think that increasing International Monetary Fund (IMF) support for Argentina, monetary policy tightening in Turkey, and the agreement to a new trade deal among the U.S., Mexico and Canada also bode well for sentiment. We expect volatility to persist, but we intend to take advantage of opportunities to add exposure to the Fund where we believe that valuations look compelling, particularly issuers which we feel will cope well in a lower-growth environment.

Regarding U.S. and UK high-yield credit, markets have repriced to levels which appear relatively attractive and demand from insurers and pension funds is emerging. However, we remain concerned about high levels of borrowing in a rising-rate environment, and economic data in Europe seem to be softening. Additionally, we think that the UK’s exit from the European Union without a formal agreement would still have a negative impact on the market.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $60,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain interest rate exposure and hedge interest rate risk. On May 23, 2018, the Fund terminated a swap agreement with a notional value of $0.5 million maturing on November 4, 2027. On July 16, 2018, the Fund terminated a swap agreement with a notional of $1 million maturing on November 4, 2027 and on August 7, 2018, the Fund terminated a swap agreement with a notional of $1.4 million maturing on November 4, 2027. As of October 31, 2018, the Fund held interest rate swap agreements with an aggregate notional amount of $28,600,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2018	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
72 months	Receive	12.1	2.44
108 months	Receive	16.5	2.36

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility.

Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited)

Risk Considerations

Past performance is not an indication of future results.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the 1-year, 3-year, 5-year and 10-year periods as of October 31, 2018. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-3.8%	4.7%	1.0%	7.5%
Market Price	1.3%	10.9%	3.5%	9.5%

Aberdeen Asset Management Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the fiscal year ended October 31, 2018 was 3.06%. The net operating expense ratio, net of fee waivers, based on the fiscal year ended October 31, 2018 was 3.03%. The net operating expense ratio, excluding interest expense and net of fee waivers, based on the fiscal year ended October 31, 2018 was 1.89%.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of October 31, 2018, 18.9% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s or Fitch Ratings, Inc. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2018 compared to April 30, 2018 and October 31, 2017:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	NR*** %
October 31, 2018	4.5	10.4	4.0	14.7	20.7	30.1	5.9	9.7
April 30, 2018	5.0	9.9	3.4	14.5	16.9	32.6	7.3	10.4
October 31, 2017	5.3	9.3	2.8	13.3	19.8	33.5	8.5	7.5

**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P or Moody’s or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2018	54.2	17.0	28.8
April 30, 2018	53.7	19.3	27.0
October 31, 2017	50.3	21.4	28.3

Currency Exposure

The table below shows the currency exposure, including hedges, of the Fund’s total investments as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2018	84.3	8.4	7.3
April 30, 2018	80.0	12.2	7.8
October 31, 2017	77.8	14.1	8.1

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of October 31, 2018, the average maturity of the Fund’s total investments was 8.4 years, compared with 8.8 years at April 30, 2018 and 8.4 years at October 31, 2017. The table below shows the maturity composition of the Fund’s investments as of October 31, 2018, compared to April 30, 2018 and October 31, 2017:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2018	17.8	25.7	41.4	15.1
April 30, 2018	15.3	17.3	46.3	21.1
October 31, 2017	14.6	16.7	48.8	19.9

Modified Duration

As of October 31, 2018, the modified duration* of the Fund was 4.58 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the fund. Excluding swaps will increase portfolio duration.

*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from October 31, 2018 compared to April 30, 2018 and October 31, 2017:

	Oct-18	Apr-18	Oct-17
Australia
90 day Bank Bills	1.91%	2.03%	1.69%
10 yr bond	2.17%	2.43%	2.28%
currency USD per 1 AUD	$0.71	$0.75	$0.77
New Zealand
90 day Bank Bills	1.93%	2.02%	1.95%
10 yr bond	2.54%	2.84%	2.92%
currency USD per 1 NZD	$0.65	$0.70	$0.69
Malaysia
3-month T-Bills	3.28%	3.24%	3.00%
10 yr bond	4.08%	4.13%	3.90%
currency local per 1USD	RM4.18	RM3.92	RM4.23
India
3-month T-Bills	6.11%	6.11%	6.10%
10 yr bond	7.85%	7.75%	6.86%
currency local per 1USD	₹ 73.95	₹ 66.74	₹ 64.77
Indonesia
3 months deposit rate	6.25%	5.76%	5.93%
10 yr bond	8.50%	6.88%	6.77%
currency local per 1USD	Rp15202.50	RP13912.50	RP13562.50
Russia
Zero Cpn 3m	7.40%	6.22%	7.63%
10 yr bond	8.60%	7.27%	7.60%
currency local per 1USD	~~p~~65.74	~~p~~62.98	~~p~~58.35
Yankee Bonds
Mexico	4.83%	4.50%	3.64%
Indonesia	4.88%	4.18%	3.22%
Argentina	9.77%	6.93%	5.59%
Romania	4.41%	4.07%	3.08%

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—66.8%
ARGENTINA—0.2%
USD	150	Genneia SA, 8.75%, 01/20/2020 (a)(b)	$139,502
AUSTRALIA—0.4%
USD	200	Australia and New Zealand Banking Group Ltd., 6.75%, 12/29/2049 (b)(c)(d)	205,250
USD	52	FMG Resources August 2006 Pty Ltd., 4.75%, 02/15/2022 (a)(b)	49,920
			255,170
BANGLADESH—0.3%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 12/02/2018 (a)(b)	201,000
BARBADOS—0.3%
USD	210	Sagicor Finance 2015 Ltd., 8.88%, 08/11/2019 (a)(b)	218,820
BELGIUM—0.1%
EUR	140	Nyrstar Netherlands Holdings BV, 6.88%, 03/15/2020 (a)(b)	95,293
BRAZIL—3.1%
USD	222	Azul Investments LLP, 5.88%, 10/26/2021 (a)(b)	200,080
USD	220	Caixa Economica Federal, (fixed rate to 07/23/2019, variable thereafter), 7.25% (a)(b)	221,650
USD	220	CSN Resources SA, 7.63%, 02/13/2021 (a)(b)	203,227
USD	440	GTL Trade Finance, Inc., 7.25%, 10/16/2043 (a)(b)	457,605
USD	420	OAS Finance Ltd., 8.88%, 12/03/2018 (a)(b)(d)(e)(f)	11,025
USD	195	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/2020 (a)(b)(g)	192,326
USD	760	Petrobras Global Finance BV, 8.75%, 05/23/2026	848,806
			2,134,719
CANADA—1.2%
USD	80	Bombardier, Inc., 7.50%, 03/15/2020 (a)(b)	79,976
GBP	300	Entertainment One Ltd., 6.88%, 12/15/2018 (a)(b)	397,840
USD	144	Taseko Mines Ltd., 8.75%, 06/15/2019 (a)(b)	141,840
USD	85	Teine Energy Ltd., 6.88%, 12/03/2018 (a)(b)	84,575
USD	146	Telesat Canada / Telesat LLC, 8.88%, 11/15/2019 (a)(b)	155,490
			859,721
CHINA—3.4%
USD	200	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (a)	195,597
USD	200	China Evergrande Group, 8.25%, 03/23/2020 (a)(b)	176,006
USD	200	Industrial & Commercial Bank of China Ltd., (fixed rate to 12/10/2019, variable thereafter), 6.00% (a)(b)(d)	201,750
USD	200	New Metro Global Ltd., 4.75%, 02/11/2019 (a)	198,514
USD	200	New Metro Global Ltd., 5.00%, 08/08/2020 (a)(b)	170,492
USD	200	Proven Honour Capital Ltd., 4.13%, 05/06/2026 (a)	181,092
USD	210	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (a)(b)	212,917
USD	330	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (a)	324,642
USD	330	Sinopec Group Overseas Development 2017 Ltd., 3.00%, 04/12/2022 (a)	320,096
USD	200	Tencent Holdings Ltd., 3.80%, 02/11/2025 (a)	192,570
USD	200	Yingde Gases Investment Ltd., 6.25%, 01/19/2021 (a)(b)	186,880
			2,360,556
COLOMBIA—0.6%
USD	121	Banco GNB Sudameris SA, (fixed rate to 04/03/2022, variable thereafter), 6.50% (a)(b)	119,640

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
COLOMBIA (continued)
USD	275	Bancolombia SA, (fixed rate to 10/18/2022, variable thereafter), 4.88% (b)	$264,632
			384,272
CONGO—0.3%
USD	210	HTA Group Ltd., 9.13%, 03/08/2019 (a)(b)	213,938
DENMARK—0.3%
USD	200	DKT Finance ApS, 9.38%, 06/17/2020 (a)(b)	210,000
EL SALVADOR—0.3%
USD	232	Grupo Unicomer Co. Ltd., 7.88%, 04/01/2021 (a)(b)	241,862
FRANCE—0.8%
EUR	100	La Financiere Atalian SASU, 4.00%, 05/15/2020 (a)(b)	100,840
EUR	100	La Financiere Atalian SASU, 4.00%, 05/15/2020 (a)(b)	100,840
USD	350	SPCM SA, 4.88%, 09/15/2020 (a)(b)	323,750
			525,430
GEORGIA—0.6%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023 (a)	196,092
USD	250	Georgian Oil and Gas Corp. JSC, 6.75%, 04/26/2021 (a)	254,359
			450,451
GERMANY—1.7%
EUR	200	Platin 1426 GmbH, 5.38%, 12/15/2019 (a)(b)	219,451
EUR	250	PrestigeBidCo GmbH, 6.25%, 12/15/2019 (a)(b)	300,552
EUR	117	Senvion Holding GmbH, 3.88%, 05/01/2019 (a)(b)	113,291
EUR	115	Senvion Holding GmbH, 3.88%, 05/01/2019 (a)(b)	111,355
EUR	335	Summit Germany Ltd., 2.00%, 01/31/2021 (a)(b)	360,521
EUR	100	Tele Columbus AG, 3.88%, 05/02/2021 (a)(b)	104,664
			1,209,834
GUATEMALA—0.3%
USD	200	Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/2019 (a)(b)	204,575
HONDURAS—0.3%
USD	220	Inversiones Atlantida SA, 8.25%, 07/28/2020 (a)(b)	225,502
HONG KONG—0.3%
USD	200	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (a)	181,535
INDIA—3.4%
INR	50,000	Adani Transmission Ltd., 10.25%, 04/15/2021	694,701
INR	50,000	Axis Bank Ltd., 7.60%, 10/20/2023	646,639
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	668,656
USD	200	Neerg Energy Ltd., 6.00%, 02/13/2020 (a)(b)	187,795
USD	216	Vedanta Resources PLC, 6.13%, 08/09/2021 (a)(b)	190,586
			2,388,377
INDONESIA—1.1%
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022 (a)(b)	182,464

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
INDONESIA (continued)
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (a)	$361,246
USD	200	TBG Global Pte Ltd., 5.25%, 02/10/2019 (a)(b)	194,876
			738,586
ITALY—0.6%
USD	235	Telecom Italia Capital SA, 6.00%, 09/30/2034	212,087
USD	200	Wind Tre SpA, 5.00%, 11/03/2020 (a)(b)	170,240
			382,327
KAZAKHSTAN—0.3%
USD	216	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026 (a)(g)	201,094
KUWAIT—0.3%
USD	200	Equate Petrochemical BV, 3.00%, 03/03/2022 (a)	191,360
LUXEMBOURG—2.6%
USD	425	Altice Financing SA, 7.50%, 05/15/2021 (a)(b)	399,500
EUR	275	Altice Luxembourg SA, 7.25%, 11/30/2018 (a)(b)	304,533
EUR	340	ARD Finance SA, 6.63%, 09/15/2019 (b)(h)	382,405
EUR	275	DEA Finance SA, 7.50%, 04/15/2019 (a)(b)	330,199
EUR	120	INEOS Group Holdings SA, 5.38%, 08/01/2019 (a)(b)	139,121
EUR	100	Kleopatra Holdings 1 SCA, 8.50%, 07/15/2019 (a)(b)(h)	72,713
EUR	152	Matterhorn Telecom Holding SA, 4.88%, 11/13/2018 (a)(b)	175,176
			1,803,647
MALAYSIA—1.4%
MYR	300	Cagamas Bhd, 4.05%, 12/20/2018	71,721
MYR	500	Cagamas Bhd, 4.45%, 11/25/2020	120,600
USD	200	Gohl Capital Ltd., 4.25%, 01/24/2027 (a)	187,016
MYR	200	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	48,055
USD	200	Press Metal Labuan Ltd., 4.80%, 10/30/2020 (a)(b)	187,875
USD	200	RHB Bank Bhd, 2.50%, 10/06/2021 (a)	192,091
USD	200	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (a)	181,794
			989,152
MEXICO—1.8%
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	333,957
USD	280	Petroleos Mexicanos, 6.63%, 06/15/2035	256,200
USD	130	Petroleos Mexicanos, 6.63%, 06/15/2038	116,025
USD	159	Petroleos Mexicanos, 6.88%, 08/04/2026	158,364
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/02/2021 (a)(b)	198,188
USD	224	Unifin Financiera SAB de CV SOFOM ENR, (fixed rate to 01/29/2025, variable thereafter), 8.88% (a)(b)(d)	205,410
			1,268,144
NETHERLANDS—1.2%
USD	160	Cimpress NV, 7.00%, 06/15/2021 (a)(b)	159,800
USD	200	GTH Finance BV, 7.25%, 01/26/2023 (a)(b)	207,000
EUR	100	InterXion Holding, 4.75%, 06/15/2021 (a)(b)	118,079
USD	410	Ziggo BV, 5.50%, 01/15/2022 (a)(b)	376,175
			861,054

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
NIGERIA—1.5%
USD	210	Access Bank PLC, 10.50%, 10/19/2021 (a)	$223,524
USD	200	IHS Netherlands Holdco BV, 9.50%, 12/03/2018 (a)(b)	201,258
USD	220	SEPLAT Petroleum Development Co. PLC, 9.25%, 04/01/2020 (a)(b)	222,794
USD	420	United Bank for Africa PLC, 7.75%, 06/08/2022 (a)	421,117
			1,068,693
OMAN—0.3%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028 (a)	225,354
PARAGUAY—0.4%
USD	250	Banco Regional SAECA, 8.13%, 01/24/2019 (a)	249,737
RUSSIA—2.0%
USD	240	Credit Bank of Moscow Via CBOM Finance PLC, (fixed rate to 10/05/2022, variable thereafter), 7.50%, (a)(b)	181,404
USD	301	Evraz Group SA, 5.38%, 03/20/2023 (a)	295,732
USD	230	Gazprom OAO Via Gaz Capital SA, 4.95%, 03/23/2027 (a)	219,414
USD	300	Gazprom OAO Via Gaz Capital SA, 6.00%, 01/23/2021 (a)	307,314
USD	380	Vnesheconombank Via VEB Finance PLC, 6.80%, 11/22/2025 (a)	374,273
			1,378,137
SINGAPORE—0.8%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable thereafter), 4.52% (a)(b)	202,182
USD	200	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable thereafter), 4.25% (a)(b)(d)	188,800
USD	200	United Overseas Bank Ltd., (fixed rate to 09/16/2021, variable thereafter), 3.50% (a)(b)(i)	196,822
			587,804
SOUTH AFRICA—0.3%
USD	210	Liquid Telecommunications Financing PLC, 8.50%, 07/13/2020 (a)(b)	214,174
SPAIN—0.3%
EUR	100	Codere Finance 2 Luxembourg SA, 6.75%, 11/30/2018 (a)(b)	106,755
EUR	100	Codere Finance 2 Luxembourg SA,, 6.75%, 11/30/2018 (a)(b)	106,756
			213,511
THAILAND—0.6%
USD	200	GC Treasury Center Co. Ltd., 4.25%, 09/19/2022 (a)	199,829
USD	200	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (a)	208,288
			408,117
TURKEY—1.3%
USD	600	Hazine Mustesarligi Varlik Kiralama AS, 5.00%, 04/06/2023 (a)	556,644
USD	240	Turkiye Garanti Bankasi AS, 5 year USD Swap + 4.220%, 6.13%, 05/24/2022 (a)(b)(c)	198,592
USD	209	Turkiye Vakiflar Bankasi TAO, 6.00%, 11/01/2022 (a)	170,335
			925,571
UKRAINE—1.2%
USD	220	Metinvest BV, 8.50%, 01/23/2026 (a)(b)	209,550
USD	243	MHP Lux SA, 6.95%, 04/03/2026 (a)	224,571
USD	210	Ukreximbank Via Biz Finance PLC, 9.63%, 04/27/2022 (a)(g)	211,902

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UKRAINE (continued)
UAH	6,000	Ukreximbank Via Biz Finance PLC, 16.50%, 03/02/2021 (a)	$185,831
			831,854
UNITED ARAB EMIRATES—0.3%
USD	200	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable thereafter), 5.50% (a)(b)(d)(i)	189,812
UNITED KINGDOM—5.3%
EUR	200	Barclays PLC, (fixed rate to 09/15/2019, variable thereafter), 6.50% (b)(d)	233,009
GBP	110	Cabot Financial Luxembourg SA, 6.50%, 11/12/2018 (a)(b)	140,799
EUR	130	Corral Petroleum Holdings AB, 11.75%, 05/15/2019 (a)(b)(h)	156,880
GBP	110	CYBG PLC, (fixed rate to 02/08/2021, variable thereafter), 5.00% (a)(b)(i)	143,400
GBP	200	CYBG PLC, (fixed rate to 12/08/2022, variable thereafter), 8.00% (a)(b)(d)(i)	257,877
USD	310	Fiat Chrysler Automobiles, 5.25%, 04/15/2023	308,450
USD	200	HSBC Holdings PLC, (fixed rate to 09/17/2024, variable thereafter), 6.38% (b)(d)	193,800
GBP	100	Lloyds Bank PLC, (fixed rate to 01/22/2029, variable thereafter), 13.00% (b)(d)(i)	215,539
GBP	300	Moto Finance PLC, 4.50%, 03/15/2019 (a)(b)	376,270
GBP	185	Paragon Banking Group PLC (The), (fixed rate to 09/09/2021, variable thereafter), 7.25% (a)(b)(i)	249,532
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025 (a)	200,981
GBP	235	Pinewood Finance Co. Ltd., 3.75%, 12/01/2019 (a)(b)	300,076
GBP	135	Pinnacle Bidco PLC, 6.38%, 02/15/2021 (a)(b)	176,043
GBP	100	Pizzaexpress Financing 2 PLC, 6.63%, 11/12/2018 (a)(b)	113,908
GBP	200	RAC Bond Co. PLC, 5.00%, 07/14/2019 (a)(b)	240,430
GBP	100	TalkTalk Telecom Group PLC, 5.38%, 01/15/2019 (a)(b)	127,176
GBP	207	Virgin Media Secured Finance PLC, 5.50%, 01/15/2019 (a)(b)	269,681
			3,703,851
UNITED STATES—25.3%
USD	134	ACI Worldwide, Inc., 5.75%, 08/15/2021 (a)(b)	134,000
EUR	200	Adient Global Holdings Ltd., 3.50%, 05/15/2024 (a)(b)	198,361
EUR	120	Alliance Data Systems Corp., 5.25%, 11/30/2018 (a)(b)	139,818
USD	123	Alliance Data Systems Corp., 5.88%, 12/03/2018 (a)(b)	125,128
GBP	200	AMC Entertainment Holdings, Inc., 6.38%, 11/15/2019 (b)	255,630
USD	100	AmeriGas Partners LP / AmeriGas Finance Corp., 5.88%, 05/20/2026 (b)	94,500
USD	148	Apergy Corp., 6.38%, 05/01/2021 (a)(b)	149,850
USD	66	Ascend Learning LLC, 6.88%, 08/01/2020 (a)(b)	65,670
USD	353	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%, 12/03/2018 (b)	343,292
USD	120	Banff Merger Sub, Inc., 9.75%, 09/01/2021 (a)(b)	115,200
USD	298	Bank of America Corp., (fixed rate to 09/05/2024, variable thereafter), 6.25% (b)(d)(i)	306,940
EUR	120	Bausch Health Cos. Inc., 4.50%, 11/30/2018 (a)(b)	131,506
USD	155	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.13%, 12/03/2018 (a)(b)	158,100
USD	240	Boyd Gaming Corp., 6.38%, 04/01/2021 (b)	237,900
USD	122	Bruin E&P Partners LLC, 8.88%, 08/01/2020 (a)(b)	120,170
EUR	100	BWAY Holding Co., 4.75%, 04/15/2020 (a)(b)	114,047
USD	95	Callon Petroleum Co., 6.13%, 10/01/2019 (b)	92,625
USD	160	Calpine Corp., 5.75%, 10/15/2019 (b)	142,968
USD	217	Carrizo Oil & Gas, Inc., 6.25%, 12/03/2018 (b)	213,202
USD	525	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 02/15/2021 (a)(b)	519,750
USD	100	CenturyLink, Inc., 5.63%, 04/01/2020	101,250
USD	292	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2020 (a)(b)	285,430

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	374	Cheniere Corpus Christi Holdings LLC, 5.88%, 10/02/2024 (b)	$385,220
USD	39	Cheniere Energy Partners LP, 5.25%, 10/01/2020 (b)	38,269
USD	240	Cogent Communications Group, Inc., 5.38%, 12/01/2021 (a)(b)	241,500
USD	143	Commercial Metals Co., 5.75%, 04/15/2021 (a)(b)	137,280
USD	279	Compass Minerals International, Inc., 4.88%, 05/15/2024 (a)(b)	259,470
EUR	265	Crown European Holdings SA, 3.38%, 11/15/2024 (a)(b)	307,380
USD	200	CSC Holdings LLC, 10.88%, 10/15/2020 (a)(b)	230,750
USD	76	Dell International LLC / EMC Corp., 5.88%, 11/16/2018 (a)(b)	77,047
EUR	100	Energizer Gamma Acquisition BV, 4.63%, 07/15/2021 (a)(b)	115,983
USD	10	Energizer Gamma Acquisition, Inc., 6.38%, 07/15/2021 (a)(b)	10,000
USD	300	Equinix, Inc., 5.38%, 12/03/2018 (b)	304,500
USD	210	Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/2020 (a)(b)	218,337
USD	155	Frontier Communications Corp., 10.50%, 06/15/2022 (b)	129,038
USD	243	Golden Nugget, Inc., 6.75%, 10/15/2019 (a)(b)	242,392
USD	345	Golden Nugget, Inc., 8.75%, 10/01/2020 (a)(b)	354,487
USD	322	Goldman Sachs Group, Inc. (The), (fixed rate to 05/10/2020, variable thereafter), 5.38% (b)(d)(i)	324,415
USD	111	Goodyear Tire & Rubber Co. (The), 5.13%, 12/03/2018 (b)	108,891
USD	113	Graham Holdings Co., 5.75%, 06/01/2021 (a)(b)	113,848
USD	20	Grinding Media, Inc. / Moly-Cop AltaSteel Ltd., 7.38%, 12/15/2019 (a)(b)	20,550
USD	125	Harland Clarke Holdings Corp., 6.88%, 12/03/2018 (a)(b)	122,813
USD	125	Harland Clarke Holdings Corp., 8.38%, 02/15/2019 (a)(b)	112,813
USD	109	HCA, Inc., 5.25%, 12/15/2025 (b)	110,908
USD	299	HCA, Inc., 5.88%, 08/15/2025 (b)	305,727
USD	115	HCA, Inc., 7.50%, 02/15/2022	124,775
USD	118	Herc Rentals, Inc., 7.75%, 06/01/2019 (a)(b)	124,490
USD	189	Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 04/01/2020 (a)(b)	183,802
USD	145	Iron Mountain, Inc., 5.25%, 12/27/2022 (a)(b)	130,138
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable thereafter), 4.63% (b)(d)	166,608
USD	291	KB Home, 7.00%, 09/15/2021 (b)	301,912
USD	29	Lennar Corp., 4.50%, 01/31/2024 (b)	27,486
USD	185	Lennar Corp., 4.88%, 09/15/2023 (b)	180,606
USD	312	Level 3 Financing, Inc., 5.13%, 12/03/2018 (b)	309,660
USD	185	Level 3 Financing, Inc., 5.38%, 05/01/2020 (b)	180,606
USD	163	Meredith Corp., 6.88%, 02/01/2021 (a)(b)	163,000
USD	161	MGM Resorts International, 4.63%, 06/01/2026 (b)	145,303
USD	190	Morgan Stanley, (fixed rate to 07/15/2020, variable thereafter), 5.55% (b)(d)(i)	191,900
USD	142	Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2021 (a)(b)	136,632
USD	53	MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/2022 (b)	49,804
USD	170	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%, 12/03/2018 (b)	168,300
USD	110	Neiman Marcus Group Ltd., LLC, 8.00%, 12/03/2018 (a)(b)	66,000
USD	329	New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/2019 (a)(b)	343,805
USD	27	Nine Energy Service, Inc., 8.75%, 11/01/2020 (a)(b)	27,439
USD	186	Northwest Hardwoods, Inc., 7.50%, 12/03/2018 (a)(b)	159,960
USD	150	Novelis Corp., 5.88%, 09/30/2021 (a)(b)	141,375
USD	45	NRG Energy, Inc., 6.25%, 05/01/2019 (b)	45,940
USD	80	NRG Energy, Inc., 7.25%, 05/15/2021 (b)	85,000
USD	150	Oasis Petroleum, Inc., 6.88%, 12/03/2018 (b)	151,313
USD	112	Park-Ohio Industries, Inc., 6.63%, 04/15/2022 (b)	111,160
USD	170	Pitney Bowes, Inc., 3.88%, 09/01/2021 (b)	161,500
USD	167	Post Holdings, Inc., 5.00%, 08/15/2021 (a)(b)	154,057

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	155	Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/2020 (a)(b)	$144,925
USD	49	Radiate Holdco LLC / Radiate Finance, Inc., 6.88%, 02/15/2020 (a)(b)	47,040
USD	199	Rite Aid Corp., 6.13%, 12/03/2018 (a)(b)	169,026
USD	377	Sabine Pass Liquefaction LLC, 5.63%, 12/01/2024 (b)	393,574
USD	195	Sanchez Energy Corp., 6.13%, 12/03/2018 (b)	72,150
USD	255	Sinclair Television Group, Inc., 5.63%, 08/01/2019 (a)(b)	244,162
USD	62	Sirius XM Radio, Inc., 6.00%, 07/15/2019 (a)(b)	63,383
USD	72	Sprint Corp., 7.63%, 11/01/2025 (b)	74,880
USD	289	Sprint Corp., 7.88%, 09/15/2023	308,507
USD	120	State Street Corp., 3M USD LIBOR + 1.000%, 3.33%, 12/03/2018 (b)(c)	105,379
USD	304	Summit Materials LLC / Summit Materials Finance Corp, 6.13%, 11/16/2018 (b)	294,120
USD	2	Summit Materials LLC / Summit Materials Finance Corp., 5.13%, 06/01/2020 (a)(b)	1,790
USD	140	T-Mobile USA, Inc., 6.50%, 01/15/2021 (b)	147,350
USD	200	Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 06/01/2020 (a)(b)	190,440
USD	309	Tenet Healthcare Corp., 4.63%, 07/15/2020 (b)	297,830
USD	109	TopBuild Corp., 5.63%, 05/01/2021 (a)(b)	103,823
USD	55	TransDigm, Inc., 6.00%, 12/03/2018 (b)	55,275
USD	85	TransDigm, Inc., 6.50%, 07/15/2019 (b)	85,921
USD	150	Transocean Guardian Ltd., 5.88%, 07/15/2021 (a)(b)(g)	148,500
USD	182	TTM Technologies, Inc., 5.63%, 10/01/2020 (a)(b)	177,450
USD	303	United Rentals North America, Inc., 5.50%, 07/15/2020 (b)	295,236
USD	187	Valvoline, Inc., 5.50%, 07/15/2019 (b)	185,831
USD	278	Vistra Energy Corp., 7.63%, 11/01/2019 (b)	293,985
USD	213	WMG Acquisition Corp., 5.63%, 11/30/2018 (a)(b)	215,396
USD	18	WPX Energy, Inc., 5.75%, 06/01/2021 (b)	17,910
USD	115	WPX Energy, Inc., 8.25%, 06/01/2023 (b)	129,231
USD	120	WR Grace & Co-Conn, 5.13%, 10/01/2021 (a)	120,900
USD	115	Wyndham Destinations, Inc., 4.15%, 02/01/2024 (b)	110,688
USD	110	Wyndham Destinations, Inc., 6.35%, 07/01/2025 (b)	109,450
USD	305	XPO Logistics, Inc., 6.13%, 09/01/2019 (a)(b)	312,381
USD	340	Zayo Group LLC / Zayo Capital Inc, 6.38%, 05/15/2020 (b)	347,650
			17,613,709
		Total Corporate Bonds—66.8% (cost $49,228,820)	46,546,245
GOVERNMENT BONDS—61.7%
ANGOLA—0.6%
USD	430	Angolan Government International Bond, 9.38%, 05/08/2048 (a)	432,184
ARGENTINA—3.3%
ARS	23,444	Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate, 67.49%, 06/21/2020 (c)	735,724
USD	280	Argentine Republic Government International Bond, 5.63%, 01/26/2022	251,300
USD	1,090	Argentine Republic Government International Bond, 6.88%, 01/26/2027	907,425
USD	323	Argentine Republic Government International Bond, 7.13%, 07/06/2036	245,645
USD	203	Argentine Republic Government International Bond, 8.28%, 12/31/2033 (g)	171,785
			2,311,879
AUSTRALIA—9.7%
AUD	3,500	Queensland Treasury Corp., 3.25%, 07/21/2028 (a)	2,506,733

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
AUSTRALIA (continued)
AUD	5,300	Treasury Corp. of Victoria, 6.00%, 10/17/2022	$4,272,075
			6,778,808
BAHRAIN—0.3%
USD	220	Bahrain Government International Bond, 7.00%, 01/26/2026 (a)	220,111
BRAZIL—2.1%
BRL	1,200	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	319,579
BRL	2,430	Brazil Notas do Tesouro Nacional Serie F, 10.00%, 01/01/2021	675,623
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	440,000
			1,435,202
COLOMBIA—0.5%
USD	200	Colombia Government International Bond, 4.50%, 10/28/2025 (b)	200,000
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	144,900
			344,900
COSTA RICA—0.9%
USD	480	Costa Rica Government International Bond, 4.25%, 01/26/2023 (a)	418,800
USD	230	Costa Rica Government International Bond, 7.16%, 03/12/2045 (a)	191,820
			610,620
DOMINICAN REPUBLIC—1.3%
USD	210	Dominican Republic International Bond, 5.88%, 04/18/2024 (a)(g)	212,877
USD	100	Dominican Republic International Bond, 6.88%, 01/29/2026 (a)	105,000
USD	530	Dominican Republic International Bond, 8.63%, 04/20/2027 (a)(g)	594,262
			912,139
ECUADOR—0.9%
USD	630	Ecuador Government International Bond, 8.75%, 06/02/2023 (a)	601,650
EGYPT—0.8%
USD	640	Egypt Government International Bond, 7.90%, 02/21/2048 (a)	572,372
EL SALVADOR—0.6%
USD	440	El Salvador Government International Bond, 7.65%, 06/15/2035 (a)	403,150
GHANA—1.7%
GHS	1,700	Ghana Government Bond, 21.50%, 03/09/2020	363,847
USD	420	Ghana Government International Bond, 7.63%, 05/16/2029 (a)(g)	400,809
USD	430	Ghana Government International Bond, 8.13%, 01/18/2026 (a)(g)	432,001
			1,196,657
INDIA—0.4%
INR	20,000	India Government Bond, 7.73%, 12/19/2034	259,652
INDONESIA—4.4%
USD	940	Indonesia Government International Bond, 4.13%, 01/15/2025 (a)	902,602
USD	800	Indonesia Government International Bond, 5.13%, 01/15/2045 (a)	751,478
IDR	8,400,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	495,629

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
INDONESIA (continued)
IDR	4,800,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	$265,220
IDR	5,826,000	Indonesia Treasury Bond, 6.63%, 05/15/2033	315,779
IDR	5,800,000	Indonesia Treasury Bond, 7.50%, 05/15/2038	328,104
			3,058,812
IRAQ—0.7%
USD	330	Iraq International Bond, 5.80%, 12/16/2018 (a)(b)(g)	302,276
USD	200	Iraq International Bond, 6.75%, 03/09/2023 (a)	194,692
			496,968
KAZAKHSTAN—1.9%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (a)	521,300
USD	681	Kazakhstan Government International Bond, 6.50%, 07/21/2045 (a)	810,833
			1,332,133
KENYA—1.1%
USD	420	Kenya Government International Bond, 6.88%, 06/24/2024 (a)	408,621
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048 (a)	373,773
			782,394
MALAYSIA—2.1%
MYR	400	Malaysia Government Bond, 3.44%, 02/15/2021	95,280
MYR	900	Malaysia Government Bond, 3.49%, 03/31/2020	215,033
MYR	600	Malaysia Government Bond, 3.62%, 11/30/2021	143,135
MYR	1,000	Malaysia Government Bond, 4.05%, 09/30/2021	241,491
MYR	800	Malaysia Government Bond, 4.74%, 03/15/2046	184,279
MYR	2,600	Malaysia Government Bond, 4.76%, 04/07/2037	614,835
			1,494,053
MEXICO—1.4%
MXN	4,600	Mexican Bonos, 5.75%, 03/05/2026	189,394
MXN	7,850	Mexican Bonos, 8.00%, 06/11/2020	382,819
USD	400	Mexico Government International Bond, 3.50%, 01/21/2021	398,968
			971,181
MONGOLIA—0.5%
USD	400	Mongolia Government International Bond, 5.63%, 05/01/2023 (a)	380,804
NEW ZEALAND—9.8%
NZD	3,800	New Zealand Government Bond, 4.50%, 04/15/2027 (a)	2,878,902
NZD	6,000	New Zealand Government Bond, 5.00%, 03/15/2019 (a)	3,962,388
			6,841,290
NIGERIA—1.9%
NGN	326,000	Nigeria Government Bond, 12.50%, 01/22/2026	784,196
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030 (a)	183,711
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047 (a)	176,328
USD	200	Nigeria Government International Bond, 7.88%, 02/16/2032 (a)	192,236
			1,336,471

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
OMAN—0.3%
USD	230	Oman Government International Bond, 6.75%, 01/17/2048 (a)	$209,875
PARAGUAY—0.3%
USD	200	Paraguay Government International Bond, 5.00%, 04/15/2026 (a)	199,750
PERU—1.0%
PEN	805	Peru Government Bond, 6.15%, 08/12/2032 (a)	237,383
PEN	1,450	Peruvian Government International Bond, 6.95%, 08/12/2031 (a)	459,106
			696,489
PHILIPPINES—0.5%
PHP	17,000	Philippine Government Bond, 6.25%, 03/22/2028	282,476
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	41,348
			323,824
POLAND—0.6%
PLN	1,400	Republic of Poland Government Bond, 4.00%, 10/25/2023	390,576
QATAR—0.3%
USD	217	Qatar Government International Bond, 5.10%, 04/23/2048 (a)	220,255
ROMANIA—1.8%
USD	1,260	Romanian Government International Bond, 4.88%, 01/22/2024 (a)	1,283,688
RUSSIA—1.4%
RUB	26,000	Russian Federal Bond – OFZ, 7.70%, 03/23/2033	369,635
RUB	25,200	Russian Federal Bond – OFZ, 8.15%, 02/03/2027	375,882
USD	200	Russian Foreign Bond – Eurobond, 4.75%, 05/27/2026 (a)	197,300
			942,817
RWANDA—0.8%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023 (a)	352,048
USD	200	Rwanda International Government Bond,, 6.63%, 05/02/2023 (a)	201,170
			553,218
SENEGAL—0.5%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (a)	351,622
SOUTH AFRICA—2.1%
ZAR	5,650	Republic of South Africa Government Bond, 10.50%, 12/21/2026	406,118
USD	1,030	Republic of South Africa Government International Bond, 4.88%, 04/14/2026	952,750
USD	100	Republic of South Africa Government International Bond, 6.25%, 03/08/2041	92,956
			1,451,824
SRI LANKA—0.8%
LKR	5,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020	27,870
LKR	10,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021	56,779
LKR	15,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021	86,358
USD	430	Sri Lanka Government International Bond, 6.75%, 04/18/2028 (a)	378,405
			549,412

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
SURINAME—0.3%
USD	200	Republic of Suriname, 9.25%, 10/26/2026 (a)	$196,500
TANZANIA—0.1%
USD	67	Tanzania Government International Bond, 6M USD LIBOR + 6.000%, 8.54%, 03/09/2020 (a)(c)(g)	68,016
TUNISIA—0.5%
USD	450	Banque Centrale de Tunisie International Bond, 5.75%, 01/30/2025 (a)	381,495
TURKEY—1.1%
TRY	4,900	Turkey Government Bond, 8.80%, 09/27/2023	603,997
USD	210	Turkey Government International Bond, 6.00%, 03/25/2027	189,165
			793,162
UKRAINE—1.7%
USD	1,260	Ukraine Government International Bond, 7.75%, 09/01/2025 (a)	1,157,698
URUGUAY—0.7%
USD	50	Uruguay Government International Bond, 4.38%, 10/27/2027 (g)	49,375
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036 (g)	187,902
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	214,500
			451,777
		Total Government Bonds—61.7% (cost $46,400,574)	42,995,428
COMMON STOCKS—0.0%
UNITED STATES—0.0%
USD	657	Cenveo Enterprises, Inc. (f)(j)(k)(l)	18,422
		Total Common Stocks— —% (cost $68,595)	18,422
Shares or Principal Amount			Value
SHORT-TERM INVESTMENT—6.0%
UNITED STATES—6.0%
USD	4,175,747	State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (m)	4,175,747
		Total Short-Term Investment—6.0% (cost $4,175,747)	4,175,747
		Total Investments—134.5% (cost $99,873,736) (n)	93,735,842

		Liabilities in Excess of Other Assets—(34.5)%	(24,042,354)
		Net Assets—100.0%	$69,693,488

(a)	Denotes a restricted security.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(e)	Security is in default.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2018

(f)	Illiquid security.
(g)	Sinkable security.
(h)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.
(i)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(k)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(l)	Security is Delisted.
(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7-day yield as of October 31, 2018.
(n)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ARS—Argentine Peso	INR—Indian Rupee	PLN—Polish Zloty
AUD—Australian Dollar	KRW—South Korean Won	RUB—New Russian Ruble
BRL—Brazilian Real	LKR—Sri Lanka Rupee	SGD—Singapore Dollar
CNH—Chinese Yuan Renminbi Offshore	MXN—Mexican Peso	THB—Thai Baht
CNY—Chinese Yuan Renminbi	MYR—Malaysian Ringgit	TRY—Turkish Lira
EUR—Euro Currency	NGN—Nigerian Naira	TWD—New Taiwan Dollar
GBP—British Pound Sterling	NZD—New Zealand Dollar	UAH—Ukraine hryvna
GHS—Ghanaian Cedi	PEN—Peruvian Sol	USD—U.S. Dollar
IDR—Indonesian Rupiah	PHP—Philippine Peso	ZAR—South African Rand

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
11/14/2018	Royal Bank of Canada	GBP7,500	USD9,541	$9,591	$50
11/30/2018	Royal Bank of Canada	GBP6,500	USD8,446	8,318	(128)
Chinese Yuan Renminbi/United States Dollar
01/11/2019	HSBC Bank USA	CNY1,394,980	USD199,999	199,409	(590)
Chinese Yuan Renminbi Offshore/United States Dollar
01/11/2019	UBS AG	CNH12,635,983	USD1,812,719	1,805,755	(6,964)
Euro/United States Dollar
11/14/2018	Citibank N.A.	EUR209,500	USD244,133	237,508	(6,625)
11/14/2018	Goldman Sachs & Co.	EUR127,000	USD143,860	143,978	118
11/14/2018	HSBC Bank USA	EUR21,000	USD23,917	23,807	(110)
11/14/2018	JPMorgan Chase Bank N.A.	EUR19,000	USD22,299	21,540	(759)
11/14/2018	Royal Bank of Canada	EUR10,000	USD11,583	11,337	(246)
Indonesian Rupiah/United States Dollar
01/24/2019	HSBC Bank USA	IDR7,714,500,000	USD499,999	499,978	(21)
New Russian Ruble/United States Dollar
11/27/2018	Deutsche Bank AG	RUB48,900,000	USD734,676	739,963	5,287
Philippine Peso/United States Dollar
01/31/2019	HSBC Bank USA	PHP33,702,500	USD625,000	628,103	3,103
Singapore Dollar/United States Dollar
11/02/2018	UBS AG	SGD2,050,000	USD1,504,636	1,479,984	(24,652)
12/03/2018	UBS AG	SGD2,200,000	USD1,588,648	1,589,308	660
South Korean Won/United States Dollar
12/07/2018	HSBC Bank USA	KRW2,807,774,000	USD2,500,000	2,463,320	(36,680)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2018

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Thai Baht/United States Dollar
12/21/2018	UBS AG	THB60,400,000	USD1,868,344	$1,826,048	$(42,296)
				$11,687,947	$(109,853)
Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
11/29/2018	Royal Bank of Canada	USD4,259,929	AUD5,798,543	$4,107,351	$152,578
United States Dollar/Brazilian Real
11/27/2018	Citibank N.A.	USD923,843	BRL3,615,000	969,301	(45,458)
United States Dollar/British Pound
11/30/2018	Citibank N.A.	USD3,650,261	GBP2,800,000	3,583,202	67,059
United States Dollar/Euro
11/14/2018	HSBC Bank USA	USD5,390,630	EUR4,626,000	5,244,436	146,194
United States Dollar/Indian Rupee
11/30/2018	Goldman Sachs & Co.	USD1,700,000	INR126,097,500	1,697,597	2,403
United States Dollar/Malaysian Ringgit
12/14/2018	BNP Paribas S.A.	USD500,000	MYR 2,072,350	494,905	5,095
United States Dollar/New Russian Ruble
11/27/2018	Deutsche Bank AG	USD728,221	RUB48,900,000	739,963	(11,742)
United States Dollar/New Taiwan Dollar
01/04/2019	UBS AG	USD300,000	TWD9,130,500	296,408	3,592
United States Dollar/New Zealand Dollar
12/21/2018	UBS AG	USD1,835,375	NZD2,800,000	1,828,050	7,325
United States Dollar/Singapore Dollar
11/02/2018	UBS AG	USD1,479,397	SGD2,050,000	1,479,984	(587)
United States Dollar/South African Rand
01/10/2019	UBS AG	USD388,817	ZAR5,810,000	390,462	(1,645)
United States Dollar/South Korean Won
12/07/2018	Royal Bank of Canada	USD100,000	KRW111,538,750	97,855	2,145
				$20,929,514	$326,959
Total unrealized appreciation on open forward foreign currency exchange contracts					$395,609
Total unrealized depreciation on open forward foreign currency exchange contracts					(178,503)

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2018, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation
USD	16,500,000	10/25/2027	Citibank	Receive	3-month LIBOR Index	2.36%	$—	$1,102,414
USD	12,100,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	—	396,502
							$—	$1,498,916

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2018

Assets
Investments, at value (cost $95,697,989)	$89,560,095
Short-term investments, at value (cost $4,175,747)	4,175,747
Foreign currency, at value (cost $2,330,010)	2,291,648
Cash at broker for interest rate swaps	431,774
Cash at broker for forward foreign currency contracts	70,000
Interest and dividends receivable	1,376,172
Receivable for investments sold	610,007
Unrealized appreciation on forward foreign currency exchange contracts	395,609
Due from broker	461,796
Variation margin receivable for centrally cleared interest rate swap contracts	89,258
Prepaid expenses	32,640
Total assets	99,494,746

Liabilities
Bank loan payable (Note 7)	28,600,000
Payable for investments purchased	474,730
Due to custodian	321,735
Unrealized depreciation on forward foreign currency exchange contracts	178,503
Investment management fees payable (Note 3)	58,395
Administration fees payable (Note 3)	11,230
Interest payable on bank loan	4,815
Investor relations fees payable (Note 3)	2,883
Other accrued expenses	148,967
Total liabilities	29,801,258

Net Assets	$69,693,488

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$8,725
Paid-in capital in excess of par	76,602,010
Distributable accumulated loss	(6,917,247)
Net Assets	$69,693,488
Net asset value per share based on 8,724,789 shares issued and outstanding	$7.99

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2018

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $56,498)	$6,132,435
Other income	34,066
Total Investment Income	6,166,501

Expenses
Investment management fee (Note 3)	695,934
Director fees and expenses	207,022
Administration fee (Note 3)	133,833
Independent auditors fees and expenses	77,765
Reports to shareholders and proxy solicitation	66,805
Insurance expense	60,256
Investor relations fees and expenses (Note 3)	54,500
Custodian fees and expenses	49,428
Legal fees and expenses	34,849
Transfer agent’s fees and expenses	31,825
Bank loan fees and expenses	13,941
Miscellaneous	37,224
Total operating expenses, excluding interest expense	1,463,382
Interest expense (Note 7)	869,886
Total operating expenses before reimbursed/waived expenses	2,333,268
Less: Investor relations fee waiver (Note 3)	(16,302)
Net operating expenses	2,316,966

Net Investment Income	3,849,535

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions (including $19,566 capital gains tax)	(918,587)
Interest rate swaps	(90,909)
Forward foreign currency exchange contracts	992,826
Foreign currency transactions	(1,314,973)
(1,331,643)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $7,156)	(5,248,994)
Interest rate swaps	1,885,833
Forward foreign currency exchange rate contracts	(136,373)
Foreign currency translation	(1,990,875)
(5,490,409)
Net (loss) from investments, interest rate swaps and foreign currencies	(6,822,052)
Net Decrease in Net Assets Resulting from Operations	$(2,972,517)

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$3,849,535	$4,124,812
Net realized gain/(loss) from investments and interest rate swaps	(1,009,496)	4,088,073
Net realized loss from foreign currency transactions	(322,147)	(2,772,506)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(3,363,161)	(1,431,380)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(2,127,248)	2,866,563
Net increase/(decrease) in net assets resulting from operations	(2,972,517)	6,875,562

Distributions to Shareholders from:
Distributable earnings(a)	(1,414,651)	(1,221,998)
Tax return of capital	(5,914,171)	(6,107,352)
Net decrease in net assets from distributions	(7,328,822)	(7,329,350)
Repurchase of common stock resulting in the reduction of 0 and 19,539 shares of common stock, respectively (Note 6)	—	(157,833)
Change in net assets from capital transactions	—	(157,833)
Change in net assets resulting from operations	(10,301,339)	(611,621)

Net Assets:
Beginning of year	79,994,827	80,606,448
End of year	$69,693,488	$79,994,827

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Fund is no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended October 31, 2017, all distributions from distributable earnings were from net investment income.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the year ended October 31, 2018

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$(2,972,517)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(48,968,083)
Investments sold and principal repayments	55,602,766
Increase in short-term investments, excluding foreign government securities	(2,024,998)
Net amortization/accretion of premium (discount)	203,435
Decrease in cash at broker	1,133,949
Decrease in interest receivable	116,486
Net unrealized (appreciation) depreciation on forward foreign exchange contracts	136,373
Decrease in bank loan payable	(2,900,000)
Decrease in prepaid expenses	500
Decrease in interest payable on bank loan	(53,423)
Decrease in accrued investment management fee	(5,360)
Increase in accrued expenses	55,213
Decrease in deferred foreign capital gains tax	(423)
Net change in unrealized appreciation from investments	5,248,994
Net change in unrealized appreciation from foreign currency translations	1,990,875
Net realized loss on investments in securities	918,587
Net cash provided by operating activities	8,482,374

Cash Flows from Financing Activities
Decrease in payable due to custodian	(2,219,950)
Distributions paid to shareholders	(7,328,822)
Net cash paid (received) for swap contracts	(95,032)
Net cash used in financing activities	$(9,643,804)
Effect of exchange rate on cash	(17,121)
Net change in cash	(1,178,551)
Cash at beginning of year	3,470,199
Cash at end of year	$2,291,648

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$923,309

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Fiscal Years Ended October 31,
	2018	2017	2016		2015		2014
Per Share Operating Performance(a):
Net asset value per common share, beginning of year	$9.17	$9.22	$9.38		$11.49		$12.25
Net investment income	0.44	0.47	0.33	(b)	0.39		0.47
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.78)	0.32	0.33		(1.71)		(0.32)
Total from investment operations applicable to common shareholders	(0.34)	0.79	0.66		(1.32)		0.15
Distributions to common shareholders from:
Net investment income	(0.16)	(0.14)	–		(0.76)		(0.93)
Tax return of capital	(0.68)	(0.70)	(0.84)		(0.08)		–
Total distributions	(0.84)	(0.84)	(0.84)		(0.84)		(0.93)
Capital Share Transactions:
Impact of open market repurchase program (Note 6)	–	–	0.02		0.05		0.02
Total from capital transactions	–	–	0.02		0.05		0.02
Net asset value per common share, end of year	$7.99	$9.17	$9.22		$9.38		$11.49
Market value, end of year	$8.22	$8.96	$8.46		$8.11		$10.55

Total Investment Return Based on(c):
Market value	1.27%	16.74%	15.48%		(15.54%	)	2.99%
Net asset value	(3.81% )	9.63%	8.81%	(b)	(10.30%	)	2.09%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$69,693	$79,995	$80,606		$82,947		$105,653
Average net assets applicable to common shareholders (000 omitted)	$76,372	$79,658	$81,601		$93,299		$110,812
Net operating expenses, net of fee waivers	3.03%	2.77%	2.47%		2.55%	(d)	2.18%
Net operating expenses, excluding fee waivers	3.06%	2.78%	2.49%		2.56%	(d)	–
Net operating expenses, excluding interest expense, net of fee waivers	1.89%	1.98%	1.90%		2.09%	(d)	1.76%
Net investment income	5.04%	5.18%	3.59%	(b)	3.77%		3.94%
Portfolio turnover	45%	95%	80%		41%		59%
Senior securities (loan facility) outstanding (000 omitted)	$28,600	$31,500	$31,500		$31,500		$40,000
Asset coverage ratio on revolving credit facility at year end	344%	354%	356%		363%		364%
Asset coverage per $1,000 on revolving credit facility at year end(e)	$3,437	$3,540	$3,559		$3,633		$3,641

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a) Based on average shares outstanding.

(b)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the Net Investment Income per share, Total Investment Return on Net Asset Value, and Ratio of Net Investment Income to Average Net Assets would have been $0.31, 8.58%, and 3.36%.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2018, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden, Switzerland, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard

Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting and tax records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes at lower prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the (“Valuation Time”), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The following is a summary of the inputs used as of October 31, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$46,546,245	$–	$46,546,245
Government Bonds	–	42,995,428	–	42,995,428
Common Stocks	–	–	18,422	18,422
Total Investments	–	89,541,673	18,422	89,560,095
Short-Term Investment	4,175,747	–	–	4,175,747
Total Investments	$4,175,747	$89,541,673	$18,422	$93,735,842
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$1,498,916	$–	$1,498,916
Forward Foreign Currency Exchange Contracts	–	395,609	–	395,609
Total Other Financial Instruments	$–	$1,894,525	$–	$1,894,525
Total Assets	$4,175,747	$91,436,198	$18,422	$95,630,367
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(178,503)	$–	$(178,503)
Total Liabilities	$–	$(178,503)	$–	$(178,503)

Amounts listed as “—” are $0 or round to $0.

During the fiscal year ended October 31, 2018, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the fiscal year in relation to net assets were not significant (less than 0.03% of total net assets) and accordingly, a reconciliation of Level 3 assets for the period ended October 31, 2018 is not presented. The valuation technique used at October 31, 2018 was an independent evaluated price on the debt security prior to restructure.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the valuation time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2018, the Fund used forward contracts to hedge a portion of its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or enhance return, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, when used for hedging, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to such contract may default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund is required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR under normal circumstances. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the fiscal year ended October 31, 2018, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined below).

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$1,498,916	Unrealized depreciation on payable for centrally cleared interest rate swaps	$–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$395,609	Unrealized depreciation on forward currency exchange contracts	$178,503
Total		$1,894,525		$178,503

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
BNP Paribas S.A.	$5,095	$–	$–	$5,095	$–	$–	$–	$–
Citibank N.A.	67,059	(52,083)	–	14,976	52,083	(52,083)	–	–
Deutsche Bank AG	5,287	(5,287)	–	–	11,742	(5,287)	–	6,455
Goldman Sachs & Co.	2,521	–	–	2,521	–	–	–	–
HSBC Bank USA	149,297	(37,401)	–	111,896	37,401	(37,401)	–	–
JPMorgan Chase Bank N.A.	–	–	–	–	759	–	–	759
Royal Bank of Canada	154,773	(374)	–	154,399	374	(374)	–	–
UBS AG	11,577	(11,577)	–	–	76,144	(11,577)	–	64,567

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The	effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps and Foreign Currencies	$(90,909)	$1,885,833
Forward foreign exchange contracts (foreign exchange risk)		$992,826	$(136,373)
Total		$901,917	$1,749,460

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the fiscal year ended October 31, 2018.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$12,707,004
Sale Forward Foreign Currency Contracts	17,101,137
Interest Rate Swap Contracts	30,836,364

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund previously was comprised of separately identifiable units called Qualified Business Units (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund ceased operating with QBU’s at the end of fiscal year October 31, 2017.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for financial futures, swaps, and forward contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Standard Investments (Asia) Limited, formerly known as Aberdeen Asset Management Asia Limited, (“ASIAL” or the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Standard Investments Australia Limited, formerly known as Aberdeen Asset Management Limited, (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Standard Life Aberdeen plc.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. At the Investment Manager’s request, the Investment Adviser will make recommendations of the overall structure of the Fund’s portfolio including asset allocation advice and general advice on investment strategy. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the fiscal year ended October 31, 2018, ASIAL earned $695,934 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the fiscal year ended October 31, 2018, AAMI earned $133,833 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by ASIAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the fiscal year ended October 31, 2018, the Fund incurred investor relations fees of approximately $54,500. For the fiscal year ended October 31, 2018, AAMI bore $16,302 of the investor relations cost allocated to the Fund because the Fund was above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were $44,686,262 and $49,222,554, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the fiscal year ended October 31, 2018, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of October 31, 2018, there were 8,724,789 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the fiscal year ended October 31, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 0 shares and 19,539 shares, respectively, through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2017. For the fiscal year ended October 31, 2018, the balance of the loan outstanding was $28,600,000, and the average interest rate on the loan facility was 2.80%. The average balance for the fiscal year was $30,677,322. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the fiscal year ended October 31, 2018, the Fund incurred fees of approximately $13,941.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $60,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of October 31, 2018.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2020	3.29%	$28,600,000	$28,309,555

8. Portfolio Investment Risks

a. Bank Loan Risk

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

c. Emerging Markets Risk

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Investment Advisers are unsuccessful.

g. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$96,895,008	$2,405,372	$(5,564,538)	$(3,159,166)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

October 31, 2018

The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 was as follows:

	October 31, 2018	October 31, 2017
Distributions paid from:
Ordinary Income	$1,414,651	$1,221,998
Tax return of capital	5,914,171	6,107,352
Total tax character of distributions	$7,328,822	$7,329,350

As of October 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	$–
Capital loss carryforward	(1,312,596	)*
Other currency gains	(318,028)
Other temporary differences	1,812,776
Unrealized appreciation/(depreciation) – securities	(4,904,673	)**
Unrealized appreciation/(depreciation) – currency	(2,194,726	)**
Total accumulated earnings/(losses) – net	$(6,917,247)

*	On October 31, 2018, the Fund had a net capital loss carryforward of $(1,312,596) which will be available to offset like amounts of any future taxable gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short term as under previous law. Pre-enactment capital loss carryforwards expire as follows:

Amounts	Expires
$899,690	Unlimited (Short-Term)
412,906	Unlimited (Long-Term)

**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, defaulted bonds, foreign taxes payables, differing treatments for foreign currencies, the tax deferral of wash sales and straddles, the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to cumulative QBU adjustments. These reclassifications have no effect on net assets or NAV per share.

Paid-in Capital	Distributable Earnings/ (Accumulated Losses)
$(20,831)	$20,831

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

October 31, 2018

11. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Fund’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Fund’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of October 31, 2018, other than those listed below.

On November 9, 2018 and December 11, 2018, the Fund announced that it will pay on November 28, 2018 and January 10, 2019, a distribution of US $0.07 per share to all shareholders of record as of November, 19, 2018 and December 31, 2018, respectively.

On December 12, 2018, the credit agreement governing the loan facility was amended for certain financial covenants, in addition, the requirement that the Fund maintain net assets of no less than $60,000,000 was amended to $50,000,000.

On December 12, 2018, Moritz Sell was appointed as a Class I Director. Following his appointment, the size of the Board was increased to six Directors.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Aberdeen Global Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Aberdeen Global Income Fund, Inc. (the Fund), including the portfolio of investments, as of October 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

Aberdeen Global Income Fund, Inc.

Federal Tax Information: Dividends and Distributions (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2018:

Common Shareholders

Payable Date	Foreign Taxes Paid†*	Foreign Source Income**
11/29/17-1/8/18	0.879%	44.36%
1/30/18-10/29/18	1.058%	10.27%

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of ordinary distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Board of Directors’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Directors (the “Board”) of Aberdeen Global Income Fund, Inc. (“FCO” or the “Fund”) held on September 6, 2018, the Board, including a majority of the Directors who are not considered to be “interested persons” of the Fund (the “Independent Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Fund’s management agreement with Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited) (the “Investment Manager”), the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited) (the “Investment Adviser”), and the investment sub-advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Managers Limited (the “Sub-Adviser”). The Investment Manager, the Investment Adviser and the Sub-Adviser are referred to collectively herein as the “Advisers” and the aforementioned agreements with the Advisers are referred to as the “Advisory Agreements.” The Investment Adviser and the Sub-Adviser are affiliates of the Investment Manager.

In connection with their consideration of whether to approve the renewal of the Fund’s Advisory Agreements, the Board received and reviewed a variety of information provided by the Advisers relating to the Fund, the Advisory Agreements and the Advisers, including fee and expense information, comparative performance and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Advisory Agreements.

The materials provided to the Board generally included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (ii) information on the investment performance of the Fund and the performance of peer groups of funds and the Fund’s performance benchmark; (iii) information about the profitability of the Advisory Agreements to the Advisers; (iv) a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Maryland law. The Board, including the Fund’s Independent Directors, also considered other matters such as: (i) the Fund’s investment objective and strategies; (ii) the Advisers’ investment personnel and operations; (iii) the Advisers’ financial results and financial condition; (iv) the procedures employed to value the Fund’s assets; (v) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies; (vi) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; and (vii) possible conflicts of interest. Throughout the process, the Board had the opportunity to ask questions of and request additional materials from the Advisers.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

In addition to the materials requested by the Directors in connection with their annual consideration of the continuation of the Advisory Agreements, the Directors received and reviewed materials in advance of each regular quarterly meeting of the Board that contained information about the Fund’s investment performance and information relating to the services provided by the Advisers.

The Independent Directors were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. The Directors also considered the recommendation of the Board’s Contract Review Committee, which consists solely of the Board’s Independent Directors, that the Advisory Agreements be renewed. In considering whether to approve the continuation of the Advisory Agreements, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreements included the factors listed below.

Investment performance of the Fund and the Advisers.  The Board received and reviewed with management, among other performance data, information that compared the Fund’s return to comparable investment companies focused on non-U.S. regions included in its Lipper category. The Board also received and considered performance information compiled by Strategic Insight Mutual Fund Research and Consulting, LLC (“SI”), an independent third-party provider of investment company data as to the Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”). In addition, the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the impact of foreign currency movements on the Fund’s performance and the Fund’s share performance and premium/discount information. The Board also received and reviewed information on the Fund’s total return for each of the last five fiscal years as compared with the total returns of its Morningstar Group average, and other comparable Aberdeen-managed funds and segregated accounts. The Directors considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. Additionally, the Board took into account information about the Fund’s discount/premium ranking relative to its Morningstar Group and considered management’s discussion of the Fund’s performance.

The Board also considered the Advisers’ performance and reputation generally, the historical responsiveness of the Investment Manager to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance. The Board concluded that overall performance was satisfactory and supported continuation of the Advisory Agreements.

Fees and expenses.  The Board reviewed with management the effective annual management fee rate paid by the Fund to the Investment Manager for investment management services. The Board also received and considered information compiled at the request of the Fund by SI that compared the Fund’s effective annual management fee rate with the fees paid by a peer group consisting of other comparable closed-end funds (each such group, a “Peer Group”). The Directors took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Board considered that the compensation paid to the Investment Adviser and Sub-Adviser was paid by the Investment Manager, and, accordingly that the retention of the Investment Adviser and Sub-Adviser did not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Directors also considered information from management about the fees charged by the Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund. The Board reviewed and considered additional information about the Investment Adviser’s fees, including the amount of the management fees retained by the Investment Manager after payment of the advisory fees. The Board considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.

The Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses.

Economies of Scale.  The Board considered management’s discussion of the Fund’s management fee structure and determined that the management fee structure was reasonable. The Board based this determination on various factors, including that how the Fund’s management fee compared to its Peer Group at higher asset levels and that the Fund’s management fee schedule provides breakpoints at higher asset levels.

The nature, extent and quality of the services provided to the Fund under the Advisory Agreements.  The Board considered, among other things, the nature, extent and quality of the services provided by the Advisers to the Fund and the resources dedicated to the Fund by the Advisers. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications,

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Directors took into account the Advisers’ investment experience and considered the allocation of responsibilities between the Advisers. The Board also considered information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Board also considered the Advisers’ risk management processes. The Board considered that they received information on a regular basis from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures and considered the Advisers’ brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Directors took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Advisory Agreements.

The Directors also considered other factors, which included but were not limited to the following:

•	whether the Fund has operated in accordance with their investment objectives and the Fund’s record of compliance with their investment restrictions, and the compliance programs of the Advisers. The Directors also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•

so-called “fallout benefits” to the Advisers and their affiliates, including indirect benefits. The Directors considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*  *  *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Advisory Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Board’s Independent Directors voting separately, approved the Fund’s Advisory Agreements for an additional one-year period.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager or Investment Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Director; Vice President	Term as Director expires 2019; Director since 2001	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Global Income Fund, Inc. from 2001 to September 2005. He was a Director of Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited), the Fund’s Investment Manager, from 1991 to 2014 and a Director of Aberdeen Standard Investments Australia Limited (formerly known as Aberdeen Asset Management Limited), the Fund’s Investment Adviser, from 2000 to 2014. He was a Director from 1995 to 2014, and was President from September 2006 to 2014 of Aberdeen Asset Management Inc., the Fund’s Administrator. Mr. Gilbert also serves as officer and/or director of various Aberdeen group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	26	None

Independent Directors

P. Gerald Malone c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class I Director	Term expires 2020; Director since 2005	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. Chairman of the Board of Directors of Aberdeen Global Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Total Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Global Premier Properties Fund, Chairman of the Board of Directors of Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.”	32	None

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Neville J. Miles 142 Martins Lane Knockrow NSW 2479 Australia Year of Birth: 1946	Class III Director	Term expires 2019; Director since 1999	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Aberdeen Australia Equity Fund, Inc.	28	None

William J. Potter c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1948	Class II Director	Term expires 2021; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004, a Director of Alexandria Bancorp (international banking and trustee services) since 1989, and a Director of National Foreign Trade Council (international trade) since 1983.	3	None

Moritz Sell*** c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Class I Director	Term expires 2020; Director since 2018	Mr. Sell currently serves as a Principal at Edison Holdings GMBH (commercial real estate and venture capital) (since October 2015). In addition Mr. Sell serves as a Senior Advisor for Markston International LLC, an independent investment manager (since January 2014). Mr. Sell was a director and market strategist of Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG) from 1996 to July 2013.	3	Swiss Helvetia Fund (since June 2017) and Putnam High Income Securities Fund since June 2018

Peter D. Sacks c/o Aberdeen Asset Management Inc., 1735 Market St, 32nd Floor Philadelphia, PA 19103 Year of Birth: 1945	Class II Director	Term expires 2021; Director since 1992	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	28	None

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Standard Investments ETFs, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the fund’s Investment Manager. Mr. Gilbert serves as a Director of several Funds in the Fund Complex.
***	Mr. Sell was appointed to the Board of Directors on December 12, 2018.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Kenneth Akintewe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1980	Vice President	Since 2014	Currently, Head of Asian Sovereign Debt for Aberdeen Standard Investments (Asia) Limited. Mr. Akintewe joined Aberdeen in 2002..

Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance	Since 2017	Currently, Vice President, Head of Conduct and Compliance – Americas and Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Mr. Andolina joined Aberdeen in 2012.

Nicholas Bishop** Aberdeen Standard Investments Australia Limited Level 6, 201 Kent St Sydney, NSW 2000 Australia Year of Birth: 1975	Vice President	Since 2014	Currently, Head of Fixed Income in Australia for Aberdeen Standard Investments Australia Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited..

Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer; Vice President, Compliance	Since 2011	Currently, Director and Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. and Interim Global Head of Conduct & Compliance for Aberdeen. Mr. Cotton joined Aberdeen in 2010.

Siddharth Dahiya** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom EC4M 9HH Year of Birth: 1981	Vice President	Since 2017	Currently, Head of Emerging Market Corporate Debt for Aberdeen Asset Managers Limited. Mr. Dahiya joined Aberdeen in 2010.

Sharon Ferrari** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since 2009	Currently, Senior Fund Administration Manager US for Aberdeen Asset Management Inc. Ms. Ferrari joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2009	Currently, Director, Vice President and Head of Product-Americas, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

Bev Hendry** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	Vice President	Since 2015	Currently, Chairman Americas. Mr. Hendry first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Bev left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Bev re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked for six years as Chief operating Officer.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1976	Assistant Secretary	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Lin-Jing Leong** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1987	Vice President	Since 2017	Currently, Investment Manager for Aberdeen Asset Management Asia Limited. Ms. Leong joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia.

Steve Logan Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom EC4M 9HH Year of Birth: 1968	Vice President	Since 2017	Currently, Head of Euro High Yield and Global Leverage Loans. Mr. Logan joined Aberdeen in 2014 following the Scottish Widows Investment Partnership (“SWIP”) Acquisition. Mr. Logan joined SWIP in 2001 as an Investment Director.

Paul Lukaszewski Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth 1975	Vice President	Since March 2018	Currently, Head of Asian Corporate Debt on the Asian Fixed Income team at Aberdeen Standard Investments and Head of Emerging Market Credit Research. Mr. Lukaszewski joined Aberdeen Asset Management via the acquisition of SWIP in 2014 where he was a Credit Analyst on the US High Yield team in New York.

Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President	Since 2011	Currently, Head of Asian Fixed Income for Aberdeen Standard Investments (Asia) Limited. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Mr. McCabe worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer	Since 2009	Currently, Vice President and Head of Fund Operations, Traditional Assets – Americas and Vice President for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009..

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2008	Currently, Head of Legal – Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).

Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President	Since 2009	Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2008	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007 as U.S. Counsel.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on March 7, 2018.
**	Messrs. Akintewe, Andolina, Bishop, Cotton, Dahiya, Goodson, Hendry, Keener, Lukaszewski, McCabe and Pittard and Mses. Ferrari, Kennedy, Leong, Melia, Nichols and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc. , the Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Japan Equity Fund, Inc., The India Fund, Inc.,. Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, and Aberdeen Income Credit Strategies Fund have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Moritz Sell*

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Joseph Andolina, Vice President – Compliance

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Paul Lukaszewski, Vice President

Steven Logan, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Standard Investments (Asia) Limited

(formerly known as Aberdeen Asset Management Asia Limited)

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Standard Investments Australia Limited

(formerly known as Aberdeen Asset Management Limited)

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Standard Investments (Asia) Limited (formerly Aberdeen Asset Management Asia Limited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*	As of December 12, 2018

FCO-ANNUAL

Item 2 – Code of Ethics.

(a)

As of October 31, 2018, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics

(e)	Not Applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR

Item 3 – Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Peter D. Sacks, a member of the Board of Directors’ Audit and Valuation Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sacks as the Audit and Valuation Committee’s financial expert. Mr. Sacks is considered to be an “independent” director, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2018	$73,080	$0	$7,610	$0
October 31, 2017	$72,000	$0	$7,500	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1)

The Registrant’s Audit and Valuation Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Directors for their ratification, the selection, retention or termination, Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.

PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit and Valuation Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal year ended October 31, 2018 and October 31, 2017, respectively KPMG billed $745,960 and $796,703 for aggregate non-audit fees for services to the Registrant and to the Registrant’s Investment Manager and Investment Adviser.

(h)	Not applicable

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit and Valuation Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended October 31, 2018, the Audit and Valuation Committee members were:

P. Gerald Malone

Neville J. Miles

Peter D. Sacks

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (d) and policies of the Investment Manager and Investment Adviser are included as Exhibit (e).

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The information in the table below is as of January 4, 2019.

Individual & Position	Services Rendered	Past Business Experience
Kenneth Akintewe Head of Asian Sovereign Debt	Responsible for Asian fixed income (interest rates and currencies) research and portfolio management	Currently, Head of Asian Sovereign Debt for Aberdeen Asset Management Asia Limited. Mr. Akintewe joined Aberdeen in 2002.

Lin-Jing Leong Investment Manager	Responsible for Asian fixed income	Currently, Investment Manager on the Asian local rates and currency team. She joined Aberdeen in 2013 from the Reserve Management Section of the Central Bank of Malaysia where she specialized in the Asian local currency bond market.

Steven Logan Head of Euro High Yield & Global Leverage Loans	Responsible for Euro High Yield and Global Leverage Loans	Currently, Head of Euro High Yield and Global Leverage Loans. Mr. Logan joined Aberdeen Asset Management in April 2014. From 2001-2014 Mr. Logan was an Investment Director (2001-2006) and Head of European High Yield (2006-2014) with Scottish Widows Investment Partnership

Nick Bishop Head of Australia Fixed Income	Oversees management of the Australian Fixed Income team	Currently, Head of Fixed Income in Australia for Aberdeen Asset Management Limited. Mr. Bishop joined Aberdeen in 2007 following Aberdeen’s acquisition of Deutsche Asset Management (Australia) Limited.

Adam McCabe Head of Asian Fixed Income	Responsible for Asian fixed income	Currently Head of Asian Fixed Income, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. He joined Aberdeen in 2009 following the acquisition of the CSAM business. He worked for CSAM since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

(a)(2)	The information in the table below is as of October 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Kenneth Akintewe	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	9	$827.74	0	$0
	Other Accounts	2	$71.29	0	$0

Lin-Jing Leong	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	9	$827.74	0	$0
	Other Accounts	2	$71.29	0	$0

Steven Logan	Registered Investment Companies	2	$491.32	0	$0
	Pooled Investment Vehicles	5	$2,035.54	0	$0
	Other Accounts	4	$414.85	0	$0

Nick Bishop	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	16	$1,259.13	0	$0
	Other Accounts	19	$2,619.90	0	$0

Adam McCabe	Registered Investment Companies	4	$1,287.24	0	$0
	Pooled Investment Vehicles	9	$827.74	0	$0
	Other Accounts	2	$71.29	0	$0

Total assets are as of October 31, 2018 and have been translated .to U.S. dollars at a rate of £1.00 = $1.28.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, the Adviser will deliver model changes subsequent to commencing trading on behalf of discretionary accounts. Model changes are typically delivered on a security by security basis. The timing of such delivery is determined by the Adviser and will depend on the anticipated market impact of trading. Market impact includes, but is not limited to, factors such as liquidity and price impact. When minimal market impact is anticipated, the Adviser typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed. Although the Adviser anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, the Adviser may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion. With respect to securities for which the Adviser anticipates a more significant market impact, the Adviser intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed. Anticipated market impact on any given security is determined at the sole discretion of the Adviser based on prior market experience and current market conditions. Actual market impact may vary significantly from anticipated market impact. Notwithstanding the aforementioned, the Adviser may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

The Adviser does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of the Adviser’s discretionary account trading, The Adviser may compete against these clients in the market when attempting to execute its orders for its discretionary accounts. As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

Investment decisions for strategies that have model delivery clients may cause a fund to compete against such model delivery clients that hold and trade in a same security as a fund.

(a)(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the Aberdeen group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year – January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2018
Kenneth Akintewe	$0
Lin-Jing Leong	$0
Steven Logan	$0
Nick Bishop	$0
Adam McCabe	$0

(b)	Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2017	0	$0.00	0	872,479
December 1, 2017 through December 31, 2017	0	$0.00	0	872,479
January 1, 2018 through January 31, 2018	0	$0.00	0	872,479
February 1, 2018 through February 28, 2018	0	$0.00	0	872,479
March 1, 2018 through March 31, 2018	0	$0.00	0	872,479
April 1, 2018 through April 30, 2018	0	$0.00	0	872,479
May 1, 2018 through May 31, 2018	0	$0.00	0	872,479
June 1, 2018 through June 30, 2018	0	$0.00	0	872,479
July 1, 2018 through July 31, 2018	0	$0.00	0	872,479

August 1, 2018 through August 31, 2018	0	$0.00	0	872,479
September 1, 2018 through September 30, 2018	0	$0.00	0	872,479
October 1, 2018 through October 31, 2018	0	$0.00	0	872,479

Total	0	$0.00	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.001 per share, on the open market during any 12 month period.

Item 10 – Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13 - Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(a)(4)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1), (c)(2), (c)(3), (c)(4), and (c)(5) as required by the terms of the Registrant’s SEC exemptive order.

(d)	Proxy Voting Policy of Registrant.

(e)	Investment Manager’s and Investment Adviser’s Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard, Principal Executive Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2019

By:	/s/Andrea Melia
Andrea Melia, Principal Financial Officer of Aberdeen Global Income Fund, Inc.

Date: January 7, 2019

EXHIBIT LIST

13(a)(1) – Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

13(a)(2) – Rule 30a-2(a) Certifications

13(b) – Rule 30a-2(b) Certifications

13(c)(1), 13(c)(2), 13(c)(3), 13(c)(4), and 13(c)(5) Distribution notice to stockholders

13(d) – Registrant’s Proxy Voting Policies

13(e) – Investment Manager’s and Investment Adviser’s Proxy Voting Policies